SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 2020

CBM BANCORP, INC.

(Exact name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-38680 (Commission File Number)	83-1095537 (I.R.S. Employer Identification No.)

2001 East Joppa Road, Baltimore, MD  21234

(Address of Principal Executive Offices)

(410) 665-7600

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[      ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[      ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[      ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[      ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [x]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.01 per share)	CBMB	The NASDAQ Stock Market, LLC

Item 8.01Other Events

On March 25,2020, the Board of Directors of CBM Bancorp, Inc. (the “Company”) declared a special cash dividend of $0.50 per share on the Company’s outstanding shares of common stock. The special cash dividend is payable to the Company’s stockholders of record as of April 6, 2020, and is expected to be paid on April 17, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CBM BANCORP, INC.

DATE: March 25, 2020	By:	/s/ Joseph M. Solomon
Joseph M. Solomon
President (Duly Authorized Officer)